Exhibit 10.1

CONSENT NO. 3 AND WAIVER

CONSENT NO. 3 AND WAIVER (this “Consent”) dated as of January 19, 2007, pursuant to the $400,000,000 Amended and Restated Credit Agreement dated as of June 28, 2004 (as heretofore amended, the “Credit Agreement”) among KINDRED HEALTHCARE, INC. (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrower has informed the Agent and the Lenders that (a) each of Bayberry Care Center, L.L.C., Care Center of Rossmoor, L.L.C., Pacific Coast Care Center, L.L.C., Siena Care Center, L.L.C. and Smith Ranch Care Center, L.L.C. (each, a “Transaction Subsidiary”) proposes to lease (each such lease, a “Proposed Lease”) a Healthcare Facility from Ocadian Care Centers, LLC (“Ocadian”) (each such Healthcare Facility, an “Ocadian Facility”), (b) each Ocadian Facility is subject to a mortgage guaranteed by the Department of Housing and Urban Development (“HUD”) and (c) HUD is willing to consent to each Proposed Lease only if the Lenders agree not to require any Leasehold Mortgage with respect to such Proposed Lease and further agree to release any Accounts of any Transaction Subsidiary relating to operations at the applicable Ocadian Facility or services rendered by a Transaction Subsidiary at the applicable Ocadian Facility (the “Transaction Accounts”) from the Security Interests of the Security Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Future Assets To Be Added To Collateral; Limited Release of Liens. (a) The Agent and the Required Lenders hereby (but subject to the provisions of clauses (b) and (c)) (i) waive compliance by the Borrower with the provisions of Section 5.09(c) of the Credit Agreement to the extent (but solely to the extent) that such provisions apply to any Ocadian Facility leased by any Transaction Subsidiary and (ii) agree that, contemporaneously with such Transaction Subsidiary entering into a Proposed Lease of such Ocadian Facility, the Transaction Accounts of such Transaction Subsidiary (but no other assets) shall be automatically released from the Security Interests of the Security Agreement. For the avoidance of doubt, while the foregoing waiver and consent are in effect, the Transaction Accounts shall not be included in the calculation of the Borrowing Base.

(b) The waiver and agreement set forth in clause (a) shall each automatically terminate with respect to an Ocadian Facility contemporaneously with such Ocadian Facility no longer being subject to any mortgage guaranteed by HUD (or, if earlier, upon HUD no longer restricting the ability of the applicable Transaction Subsidiary to grant a Leasehold Mortgage with respect its leasehold interest in such Ocadian Facility and a Lien with respect to the Transaction Accounts in favor or the Agent). While the waiver and agreement set forth in clause (a) are in effect, the Borrower shall, and shall cause each Transaction Subsidiary to, ensure that no Lien over the leasehold interest of any such Transaction Subsidiary in any Ocadian Facility or over any Transactions Accounts is granted to any other Person (other than the Agent).

(c) From and after the termination of the waiver and agreement set forth in clause (a) as contemplated by clause (b) with respect to any Ocadian Facility (i) the provisions of Section 5.09(c) of the Credit Agreement shall apply to the leasehold interest of the applicable Transaction Subsidiary in such Ocadian Facility and, if such lease is of a Material Real Property, the Borrower shall cause the applicable Transaction Subsidiary to attempt in good faith to amend such lease to conform to the requirements of the last sentence of Section 5.09(c) of the Credit Agreement (unless such lease already conforms to such requirements), (ii) the Borrower shall cause the applicable Transaction Subsidiary to execute and deliver any and all documents, agreements and instruments, and take all such further actions (including the filing and recording of financing statements), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to grant and perfect a Lien on the Transaction Accounts of such Transaction Subsidiary to the Agent and (iii) the Transaction Accounts of such Transaction Subsidiary may be included in the calculation of the Borrowing Base so long as such Transaction Accounts satisfy the applicable eligibility criteria for inclusion therein.

(d) The Required Lenders hereby authorize and direct the Agent to execute and deliver all release documents and any other consents, agreements or other instruments reasonably requested and which are reasonably satisfactory to the Agent to give effect to the foregoing provisions of this Section (without the requirement of consent from any Lender), in each case at the Borrower’s sole cost and expense.

SECTION 3. Representations Correct; No Default. The Borrower represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Consent Effective Date (as defined below) as though made on and as of such date; provided that those representations and warranties that speak only of a specific date shall only speak as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Consent Effective Date.

SECTION 4. Counterparts. This Consent may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 5. Effectiveness. (a) This Consent shall become effective as of the date hereof on the date (the “Consent Effective Date”) when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

(b) Except as expressly set forth herein, the consents and waivers contained herein shall not constitute consents to departure from or waivers of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 6. Governing Law. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the date and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Hank Robinson
Name:	Hank Robinson
Title:	Senior V.P. of Tax and Treasurer

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	Senior Vice President

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Eanna P. Mulkere
Name:	Eanna P. Mulkere
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

CITICORP USA, INC.

By:	/s/ William Washburn
Name:	William Washburn
Title:	Director/Vice President

FIFTH THIRD BANK, KENTUCKY, INC.

By:	/s/ Richard G. Whipple
Name:	Richard G. Whipple
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dennis W. Cloud
Name:	Dennis W. Cloud
Title:	Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION, a division of Merrill Lynch Business Financial Services, Inc.

By:	/s/ Paula Berry
Name:	Paula Berry
Title:	V.P.

NORTH FORK BUSINESS CAPITAL CORP.

By:	/s/ Robert R. Wallace
Name:	Robert R. Wallace
Title:	Vice President

PNC BANK, N.A.

By:	/s/ Patricia S. Robertson
Name:	Patricia S. Robertson
Title:	Senior Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Mark Picillo
Name:	Mark Picillo
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ David A. Wombwell
Name:	David A. Wombwell
Title:	Senior Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products
Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director
Banking Products
Services, US

THE FOOTHILL GROUP, INC.

By:	/s/ Richard Bohannon
Name:	Richard Bohannon
Title:	S.V.P.